UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        February 5, 2009
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                           CastlePoint Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)


        Bermuda                        001-33374                  n/a
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(State or other jurisdiction    Commission File Number:        (IRS Employer
    of incorporation)                                       Identification No.)


Victoria Hall, 11 Victoria Street, Hamilton, Bermuda                  HM 11
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (441) 294-6409
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

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                                Introductory Note

     The description of the Merger Agreement, as defined below, included in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement itself, which is attached as
Exhibit 2.1 to the Company's Current Report on Form 8-K dated August 7, 2008 and is incorporated herein by reference. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of a specific date and may be subject to more recent developments, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may apply standards of materiality in a way that is different from what may be viewed as material by investors. For the foregoing reasons, the representations, warranties and covenants or any descriptions thereof should not be relied upon as characterizations of the actual state of facts or condition of Tower, the Company or Ocean I or any of their respective subsidiaries or affiliates.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On February 5, 2009, pursuant to an Agreement and Plan of Merger, dated August 4, 2008 (the "Merger Agreement") by and among CastlePoint Holdings Ltd., a Bermuda company (the "Company"), Tower Group, Inc., a Delaware corporation ("Tower"), and Ocean I Corporation, a Delaware corporation ("Ocean I") and an indirect, wholly-owned subsidiary of Tower, the Company merged with and into Ocean I with Ocean I continuing as the surviving corporation (the "Merger"). In connection with the closing of the Merger pursuant to the Merger Agreement, the Company notified the Nasdaq Stock Market LLC of its intent to remove the Company's common shares from listing, and on February 5, 2009 the Nasdaq Stock Market LLC filed with the Securities and Exchange Commission, at the Company's request, an application on Form 25 to remove the Company's common shares from listing and registration thereon pursuant to 17 C.F.R. 240.12d2-2(a)(3).

Item 3.03. Material Modification of Rights of Security Holders.

     In connection with the closing of the Merger pursuant to the Merger Agreement, each share of the Company's common shares, par value $0.01 per share (other than common shares owned by Tower, Ocean I or any other wholly-owned subsidiary of Tower, or common shares as to which appraisal rights are validly exercised under Bermuda law), has been cancelled and converted into the right to receive 0.47 shares of Tower common stock and $1.83 in cash, without interest.

Item 5.01. Changes in Control of Registrant.

     On February 5, 2009, pursuant to the Merger Agreement, the Company merged with and into Ocean I and thereby, as a part of the surviving company, became a wholly-owned subsidiary of Tower.

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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CastlePoint Holdings, Ltd.
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Date: February 9, 2009
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                                       /s/ Joel S. Weiner
                                       Senior Vice-president and Chief Financial
                                       Officer
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